--------------------------------------------------------------------------------
ELK ASSOCIATES FUNDING CORPORATION                     747 Third Avenue
                                                       New York, New York 10017
                                                       212-355-2449 800-214-1047
                                                       Fax 212-759-3338

              A FEDERAL LICENSEE UNDER THE SMALL BUSINESS INVESTMENT ACT OF 1958
--------------------------------------------------------------------------------


                                             February 25, 1998


Dear Stockholders:

     Enclosed you will find our consolidated financial statements for the six months ended December 31, 1997 and the year ended June 30, 1997.

     During the six months ended December 31, 1997, the Company has continued to grow its loan portfolio and at the end of December we reduced our debt by over $3,000,000 primarily due to the increase in capital from our successful private placement and sale of additional common stock.

     During December, 1997, the Company was able to renegotiate the interest rate paid to three of its banks by 50 to 75 basis points to a lower level of 150 basis points above LIBOR. In addition, we were able to have our compensating balance requirements reduced from 10% of outstanding loan amounts to 5% of outstanding loan amounts. Our fourth bank agreed to these terms in January, 1998. Overall, we now have approved bank lines of credit of $33,500,000 with a maximum draw down authorized of $25,000,000. This is an increase from our prior bank credit lines of $20,000,000 with a maximum drawdown of $20,000,000.

     The combined effect of the lower interest rates and compensating balances from our banks and the increase in our capital from the completion of the recent private placement will first be felt in our third fiscal quarter (January 1, 1998 to March 31, 1998) and thereafter.

     As we previously announced, the Company's earnings for the six months ended December 31, 1997 were negatively impacted by the partial writeoff of one loan to a grocery store, which reduced our earnings for the second quarter by $175,000.

     The Company is presently working on plans to expand and diversify a portion of its portfolio into additional areas of asset based commercial loans, in an industry that will allow us to do repetitive financings. Other lenders in this industry have successfully developed loan portfolios with excellent collateral, low default rates, and attractive interest rate spreads. The Company expects that a substantial deal flow will commence in March, 1998, which should result in a higher growth rate in our loan portfolio.

--------------------------------------------------------------------------------
ELK ASSOCIATES FUNDING CORPORATION                     747 Third Avenue
                                                       New York, New York 10017
                                                       212-355-2449 800-214-1047
                                                       Fax 212-759-3338

              A FEDERAL LICENSEE UNDER THE SMALL BUSINESS INVESTMENT ACT OF 1958
--------------------------------------------------------------------------------



     The Company is also presently working on the formation of a holding company which will be subject to shareholder approval. The necessary documentation to effectuate the creation of the holding company and an exchange of shares is being prepared and we expect it will be filed and forwarded to shareholders in the near future.

     Once again, we should like to welcome our new shareholders who purchased shares in the Company's recent private placement. Management intends to continue our efforts to expand the Company's loan and investment portfolio, its business prospects, and to enhance our shareholder value.


                                             Sincerely yours,


                                             /s/ Gary C. Granoff

                                             Gary C. Granoff, President

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY
            (A Small Business Investment Company Licensed by the SBA)

                        CONSOLIDATED FINANCIAL STATEMENTS

                 For the Six Months Ended December 31, 1997 and
                          the Year Ended June 30, 1997

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                                    CONTENTS

                                                                            Page
                                                                            ----

INDEPENDENT ACCOUNTANTS' REPORT                                              1-2

CONSOLIDATED FINANCIAL STATEMENTS

    Balance Sheets                                                           3-4
    Statements of Income                                                       5
    Statements of Stockholders' Equity                                         6
    Statements of Cash Flows                                                 7-8
    Schedule of Loans as of December 31, 1997                                  9

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                                 10-20

                         INDEPENDENT ACCOUNTANTS' REPORT


To the Board of Directors and Stockholders of Elk Associates Funding Corporation and Subsidiary
(A Small Business Investment Company Licensed by the SBA)



We have reviewed the accompanying consolidated balance sheet of Elk Associates Funding Corporation and Subsidiary as of December 31, 1997, including the schedule of loans, and the related consolidated statements of income, stockholders' equity and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Elk Associates Funding Corporation and Subsidiary.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying combined financial statements in order for them to be in conformity with generally accepted accounting principles.

As explained in Note 1, the consolidated financial statements include loans valued at $33,834,389 as of December 31, 1997, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at their estimate of the value of such loans and have inspected underlying documentation and, in the circumstances, we believe the procedures are reasonable and the documentation is appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for such loans existed, and the differences could be material.

The consolidated balance sheet of Elk Associates Funding Corporation and Subsidiary as of June 30, 1997, and the related consolidated statements of income, stockholders' equity, and cash flows for the year then ended were audited by us, our report dated August 15, 1997 expressed an unqualified opinion on these financial statements and included an explanatory paragraph regarding the possible effect on the financial statements of the valuation of the loans determined by the Board of Directors. [GRAPHIC OMITTED]



                                        /s/ Marcum & Kliegman LLP



February 13, 1998

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                       December 31, 1997 and June 30, 1997



                                     ASSETS
                                     ------

                                                                    December 31,
                                                                        1997
                                                                    (Unaudited)     June 30, 1997
                                                                    -----------     -------------
Loans receivable                                                    $ 34,129,389    $ 33,249,206
Less: allowance for loan losses                                         (295,000)       (325,000)
                                                                    ------------    ------------

                                                                      33,834,389      32,924,206

Cash                                                                     528,800       1,853,032
Accrued interest receivable                                              419,243         408,165
Assets acquired in satisfaction of loans                                 599,326         581,810
Receivables from debtors on sales of assets acquired
 in satisfaction of loans                                                470,397         488,493
Equity securities                                                        473,165         436,181
Furniture,  fixtures and  leasehold  improvements                           --
 At cost, less accumulated depreciation of $213,560 and
 $201,606, respectively                                                   78,260          90,214
Prepaid expenses and other assets                                        244,873         243,920
                                                                    ------------    ------------

     TOTAL ASSETS                                                   $ 36,648,453    $ 37,026,021
                                                                    ============    ============


   See independent accountants' report and notes to the consolidated financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                       December 31, 1997 and June 30, 1997



                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

                                                                    December 31,
                                                                       1997
                                                                    (Unaudited)    June 30, 1997
                                                                    -----------    -------------
LIABILITIES
  Debentures payable to SBA                                         $ 8,880,000      $ 8,880,000
  Notes payable to banks                                             13,785,000       16,820,000
  Accrued expenses and other liabilities                                209,121          112,005
  Accrued interest payable                                              200,324          181,248
                                                                    -----------      -----------


     TOTAL LIABILITIES                                               23,074,445       25,993,253
                                                                    -----------      -----------


COMMITMENTS AND CONTINGENCIES


STOCKHOLDERS' EQUITY
  Series A, 3 percent cumulative preferred stock, $10 par
   value, 547,271 shares authorized, none outstanding                     -0-             -0-
  Series B, 4 percent cumulative preferred stock, $10 par
   value, 752,729 shares authorized, none outstanding                     -0-             -0-
  Common stock, $.01 par value - 2,000,000 shares
   authorized; 1,733,550 and 1,283,600 shares issued and
   outstanding, respectively                                             17,336           12,836
  Additional paid-in-capital                                         12,086,737        8,890,993
  Restricted capital                                                  1,324,093        1,679,820
  Retained earnings                                                      72,576          365,878
  Restricted retained earnings                                              -0-           25,000
  Unrealized gain on equity securities                                   73,266           58,241
                                                                    -----------      -----------

     TOTAL STOCKHOLDERS' EQUITY                                      13,574,008       11,032,768
                                                                    ===========      ===========


     TOTAL LIABILITIES AND STOCKHOLDERS'
     EQUITY                                                         $36,648,453      $37,026,021
                                                                    ===========      ===========


   See independent accountants' report and notes to the consolidated financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                        CONSOLIDATED STATEMENTS OF INCOME

               For the Six Months Ended December 31, 1997 and the
                            Year Ended June 30, 1997

                                                                    December 31,
                                                                       1997
                                                                    (Unaudited)    June 30, 1997
                                                                    ------------   -------------
INVESTMENT INCOME
  Interest on loans receivable                                      $ 1,929,831      $ 3,660,825
  Fees and other income                                                 208,769          374,088
                                                                    -----------      -----------


     TOTAL INVESTMENT INCOME                                          2,138,600        4,034,913
                                                                    -----------      -----------

OPERATING EXPENSES
  Interest                                                              950,719        1,582,700
  Salaries and employee benefits                                        245,507          469,060
  Legal fees                                                            135,871          307,127
  Miscellaneous administrative expenses                                 328,319          604,347
  Loss on assets acquired in satisfaction of loans, net                   1,505            8,923
  Directors' fee                                                         28,550           27,500
  Bad debt expense                                                      149,998              -0-
                                                                    -----------      -----------

     TOTAL OPERATING EXPENSES                                         1,840,469        2,999,657
                                                                    -----------      -----------

     OPERATING INCOME                                                   298,131        1,035,256
                                                                    -----------      -----------

OTHER INCOME (EXPENSES)
  Write-off of uncollectible receivable                                 (25,000)             -0-
  Gain on sale of security                                                  432           25,000
  Net income (loss) from rental activities                                8,343          (11,233)
                                                                    -----------      -----------

     TOTAL OTHER (EXPENSES) INCOME                                      (16,225)          13,767

     NET INCOME BEFORE INCOME TAXES (BENEFIT)                           281,906        1,049,023

INCOME TAXES (BENEFIT)                                                   (3,087)          28,676
                                                                    -----------      -----------

     NET INCOME                                                     $   284,993      $ 1,020,347
                                                                    ===========      ===========

WEIGHTED AVERAGE SHARES OUTSTANDING                                   1,299,068        1,283,600
                                                                    ===========      ===========

NET INCOME PER COMMON SHARE                                         $      0.22      $      0.79
                                                                    ===========      ===========


   See independent accountants' report and notes to the consolidated financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

               For the Six Months Ended December 31, 1997 and the
                            Year Ended June 30, 1997


                                                      Series A        Series B
                                      Shares of       Preferred       Preferred       Shares of         Common
                                      Preferred       Stock - 3%      Stock - 4%        Common           Stock         Additional
                                        Stock         Cumulative      Cumulative         Stock         $0.1 Par          Paid-In
                                     Outstanding       $10 Par         $10 Par       Outstanding         Value           Capital
                                     -----------      ---------       ---------      -----------       --------        ----------

BALANCE, June 30, 1996                   -0-             -0-             -0-           1,283,600       $ 12,836       $ 8,179,545

Transfer of restricted
 capital                                 -0-             -0-             -0-                -0-            -0-            711,448
Dividends paid                           -0-             -0-             -0-                -0-            -0-                -0-
Net income                               -0-             -0-             -0-                -0-            -0-                -0-
Unrealized gain on equity
 securities                              -0-             -0-             -0-                -0-            -0-                -0-
                                       -----           -----           -----           ---------       --------        -----------

BALANCE, June 30, 1997                   -0-             -0-             -0-           1,283,600         12,836          8,890,993

Transfer of restricted
 capital                                 -0-             -0-             -0-                -0-            -0-             355,727
Dividends paid                           -0-             -0-             -0-                -0-            -0-                 -0-
Net income                               -0-             -0-             -0-                -0-            -0-                 -0-
Unrealized gain on equity
 securities                              -0-             -0-             -0-                -0-            -0-                 -0-
Net proceeds from sale of 449,950
  shares of common stock                 -0-             -0-             -0-             449,950          4,500          2,840,017
                                       -----           -----           -----           ---------       --------        -----------

BALANCE, December 31,
 1997 (unaudited)                        -0-             -0-             -0-           1,733,550       $ 17,336        $12,086,737
                                         ===             ===             ===           =========       ========        ===========

                                                                                                      Unrealized
                                                                                  Restricted           Gain on
                                        Restricted            Retained             Retained            Equity
                                          Capital             Earnings             Earnings           Securities        Total
                                         ---------            ---------            --------           ----------        ------

BALANCE, June 30, 1996                   $2,391,268           $  317,186           $     -0-          $     -0-     $ 10,900,835

Transfer of restricted
 capital                                  (711,448)                  -0-                  -0-               -0-              -0-
Dividends paid                                  -0-             (946,655)                 -0-               -0-         (946,655)
Net income                                      -0-              995,347                                 25,000         1,020,347
Unrealized gain on equity
 securities                                     -0-                 -0-                   -0-            58,241            58,241
                                         ----------           ----------           ----------        ----------     ------------

BALANCE, June 30, 1997                   1,679,820               365,878               25,000            58,241      11,032,768

Transfer of restricted
 capital                                  (355,727)                  -0-                  -0-               -0-             -0-
Dividends paid                                  -0-             (603,295)                 -0-               -0-         (603,295)
Net income                                      -0-              309,993              (25,000)              -0-          284,993
Unrealized gain on equity
 securities                                     -0-                  -0-                  -0-            15,025           15,025
Net proceeds from sale of 449,950
  shares of common stock                        -0-                  -0-                  -0-               -0-        2,844,517
                                         ----------           ----------           ----------        ----------     ------------

BALANCE, December 31,
 1997 (unaudited)                        $1,324,093           $   72,576           $      -0-        $   73,266     $ 13,574,008
                                         ==========           ==========           ==========        ==========     ============

   See independent accountants' report and notes to the consolidated financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

               For the Six Months Ended December 31, 1997 and the
                            Year Ended June 30, 1997



                                                                    December 31,
                                                                       1997
                                                                    (Unaudited)   June 30, 1997
                                                                    -----------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                         $   284,993    $ 1,020,347
                                                                    -----------    -----------
 Adjustments to reconcile net income
  to net cash provided by operating activities:
  Depreciation and amortization                                          24,181         53,546
  Gain on sale of security                                                  -0-        (25,000)
  Write-off of uncollectible receivable                                  25,000            -0-
  Increase in accrued interest receivable                               (11,080)      (114,078)
  Increase in prepaid expenses and other assets                         (13,180)       (27,318)
  Increase (decrease) in accrued expenses and other liabilities          97,116        (28,893)
  Increase (decrease) in accrued interest payable                        19,075        (15,204)
                                                                    -----------    -----------

    TOTAL ADJUSTMENTS                                                   141,112       (156,947)
                                                                    -----------    -----------

    NET CASH PROVIDED BY OPERATING
    ACTIVITIES                                                          426,105        863,400
                                                                    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Net change in loans receivable, assets acquired in
   satisfaction of loans and receivables from debtors on sales
   of assets acquired in satisfaction of loans                         (934,603)    (9,062,902)
  Payments for building improvements on assets
   acquired in satisfaction of loans                                        -0-        (13,974)
  Purchases of equity securities                                        (38,765)      (243,040)
  Sale of equity securities                                              16,806            -0-
  Acquisition of furniture, fixtures and leasehold
   improvements                                                             -0-        (18,530)
                                                                    -----------    -----------
     NET CASH USED IN INVESTING ACTIVITIES
      (Forward)                                                        (956,562)   $(9,338,446)
                                                                    -----------    -----------


        See independent accountants' report and notes to the consolidated financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

               For the Six Months Ended December 31, 1997 and the
                            Year Ended June 30, 1997


                                                                    December 31,
                                                                        1997
                                                                     (Unaudited)    June 30, 1997
                                                                    ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes payable to banks                              $ 18,250,000    $ 25,295,000
  Repayments of notes payable to banks                               (21,285,000)    (15,100,000)
  Payments for loan costs                                                  -0-           (15,050)
  Proceeds from debentures payable to SBA                                  -0-           430,000
  Repayment of debentures payable to SBA                                   -0-          (408,000)
  Net proceeds from sale of common stock                               2,844,517           -0-
  Dividends paid                                                        (603,292)       (946,655)
                                                                    ------------    ------------

    NET CASH (USED IN) PROVIDED BY FINANCING
      ACTIVITIES                                                        (793,775)      9,255,295
                                                                    ------------    ------------

    NET (DECREASE) INCREASE IN CASH                                   (1,324,232)        780,249

CASH - Beginning                                                       1,853,032       1,072,783
                                                                    ------------    ------------

CASH - Ending                                                       $    528,800    $  1,853,032
                                                                    ============    ============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid during the periods for:
  Interest                                                          $    931,644    $  1,597,904
  Income taxes                                                      $     13,260    $     31,260

Noncash investing and financing activities:
  Conversion of loans to assets acquired in satisfaction of
  loans                                                             $     -0-       $    140,914

  Exchange of preferred stock for a note resulting in
    a noncash gain of $25,000                                       $     -0-       $    125,000

  Unrealized gain on equity securities                              $     15,025    $     58,241

  Transfer of restricted capital                                    $    355,727    $    711,448


   See independent accountants' report and notes to the consolidated financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                          SCHEDULE OF LOANS (Unaudited)

                                December 31, 1997


                                                                              Maturity
                                            Number           Interest           Dates           Balance
Type of Loan                               of Loans            Rates         (In Months)      Outstanding
------------                              -----------       -----------      -----------      -----------
New York City:
 Taxi medallion                                110           8.25%-14%            1-119       $16,222,748
 Radio car service                              62               1-15%            1-59            374,241


Chicago:
 Taxi medallion                                404            12-16.5%            27-48        11,494,624


Boston:
 Taxi medallion                                 15              11-14%            39-94           713,060


Miami:
 Taxi medallion                                 29              13.75%            117-120       1,494,054


Other loans:
 Restaurant                                      2            10.5-12%            1-72            266,207
 Gas station/auto repair                         1                 12%            1-42             96,047
 Hairdresser                                     2                 12%            12              113,714
 Car wash                                        1               11.5%            42              222,766
 Ambulance service                               1               10.5%            12               13,386
 Bagel store                                     1                 14%            48               32,986
 Dry cleaner                                     8              10-13%            48-126          924,772
 Laundromat                                      2                 15%            29               65,695
 Grocery/deli                                    4           12.50-14%            36-69           903,727
 Financial services                              1                 14%            1                50,000
 Black car service (real property)               1                 12%            10              261,311
 Auto sales                                      3           10.50-13%            1-54            700,051
 Registered investment advisor                   1                 14%            102             180,000
                                              ----                                            -----------

    Total Loans Receivable                     648                                             34,129,389
                                              ====

 Less: allowance for loan losses                                                                 (295,000)
                                                                                              -----------

    Loans Receivable, net                                                                     $33,834,389
                                                                                              ===========

   See independent accountants' report and notes to the consolidated financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 1 - Organization and Summary of Significant Accounting Policies


     Organization and Principal Business Activity

     Elk Associates Funding Corporation (the "Company"), a New York corporation, is licensed by the Small Business Administration ("SBA") to operate as a Small Business Investment Company ("SBIC") under the Small Business Investment Act of 1958, as amended. The Company has also registered as an investment company under the Investment Company Act of 1940.

     The Company primarily makes loans and investments to persons who qualify under SBA regulations as socially or economically disadvantaged and loans and investments to entities which are at least 50 percent owned by such persons.

     Effective February 21, 1997, the SBA approved the Company's election to provide non-disadvantaged business financing to small business concerns pursuant to SBA regulations and letter of agreement with the Company (see
     Note 11).

     Loans and the Allowance for Loans Losses

     Loans are stated at cost, net of participation with other lenders, less an allowance for possible losses. This amount represents the fair value of such loans as determined in good faith by the Board of Directors. The allowance for loan losses is maintained at a level that, in the Board of Directors' judgement, is adequate to absorb losses inherent in the portfolio. The allowance for loan losses is reviewed and adjusted periodically by the Board of Directors on the basis of available information, including the fair value of the collateral held, existing risk of individual credits, past loss experience, the volume, composition and growth of the portfolio, and current and projected economic conditions. Because of the inherent uncertainty in the estimation process, the estimated fair values of the loans may differ significantly from the values that would have been used had a ready market existed for such loans and the differences could be material. Approximately 89% of all loans are collateralized by New York City, Boston, Chicago, and Miami taxicab medallions.

     Accounting Standard for Impairment of Loans

     Pursuant to Statement of Financial Accounting Standards No.114, "Accounting by Creditors for Impairment of a Loan" ("SFAS 114"), a loan is determined to be impaired if it is probable that the contractual amounts due will not be collected in accordance with the terms of the loan. SFAS 114 generally requires that impaired loans be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. As all of the Company's loans are collateral dependent, impairment is measured based on the fair value of the collateral. If the fair value of the impaired loan is less than the recorded investment in the loan (including accrued interest, net of deferred loan fees or costs, and unamortized premium or discount) the Company recognized an impairment

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - Organization and Summary of Significant Accounting Policies, continued


     Accounting Standard for Impairment of Loans, continued


     by creating a valuation allowance with a corresponding charge to the provision for loan losses. The Company individually evaluates all loans for impairment, (see Note 3 for further discussion).

     Loans Receivable

     Loans are placed on nonaccrual status once they become 180 days past due as to principal or interest. In addition, loans that are not fully collateralized and in the process of collection are placed on nonaccrual status when, in the judgement of management, the ultimate collectibility of interest and principal is doubtful.

     Income Taxes

     The Company has elected to be taxed as a Regulated Investment Company under the Internal Revenue Code. A Regulated Investment Company will generally not be taxed at the corporate level to the extent its income is distributed to its stockholders. In order to be taxed as a Regulated Investment Company, the Company must pay at least 90 percent of its net investment company taxable income to its stockholders as well as meet other requirements under the Code. In order to preserve this election for fiscal 1997, the Company intends to make the required distributions to its stockholders in accordance with applicable tax rules.

     Depreciation and Amortization
     Depreciation  and   amortization  of  furniture,   fixtures  and  leasehold
     improvements is computed on the straight-line method at rates adequate to allocate the cost of applicable assets over their expected useful lives.

     Net Income per Share

     Net income per share is determined by dividing net income by the weighted average number of shares outstanding during the period.

     Loan Costs

     Loan costs are included in prepaid expenses and other assets. Amortization of loan costs is computed on the straight-line method over ten (10) years. Amortization expense for the six months ended December 31, 1997 and the year ended June 30, 1997 was $12,217 (unaudited) and $23,283, respectively.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - Organization and Summary of Significant Accounting Policies, continued

     Assets Acquired in Satisfaction of Loans

     Assets acquired in satisfaction of loans are carried at estimated fair value less selling costs. Losses incurred at the time of foreclosure are charged to the allowance for loan losses. Subsequent reductions in estimated net realizable value are recorded as losses on assets acquired in satisfaction of loans.

     Interest Rate Cap

     At March 20, 1997, the Company was a party to one $5 million notional interest rate cap. This cap was purchased by the Company to protect it from the impact of upward movements in interest rates related to its outstanding bank debt, expiring March 20, 1999. The cap provided interest rate protection in the event that the three month LIBOR rate exceeded 6.75 percent. The premium paid for the purchase of this cap was amortized over its life as an adjustment of interest expense. Payments received under this cap would be credited to interest expense.

     Consolidation

     The consolidated financial statements include the accounts of EAF Holding Corporation ("EAF"), a wholly-owned subsidiary of the Company. All intercompany transactions have been eliminated. EAF was formed in June 1992 and began operations in December 1993. The purpose of EAF is to own and operate certain real estate assets acquired in satisfaction of loans.

     Use of Estimates in the Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that are particularly susceptible to change relate to the determination of the allowance for loan losses and the fair value of financial instruments.

NOTE 2 - Assets Acquired in Satisfaction of Loans

     During the six months ended December 31, 1997 and for the year ended June 30, 1997, the carrying value of assets acquired in satisfaction of loans increased by additions of approximately $-0- and $141,000, respectively, and recoup on sale of assets previously sold of $43,376 (unaudited) and $-0-, respectively, and decreased by sales and cash payments of $25,859 (unaudited) and $-0-, respectively, of radio cars.

     Receivables from debtors on sales of assets acquired in satisfaction of loans represent loans to borrowers arising out of the sales of defaulted assets. Pursuant to an SBA regulation, these loans are presented separately in the accompanying consolidated balance sheets.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 3 - Loans Receivable

     All loans on nonaccrual status have been classified as impaired. The Company recognizes interest income on a cash basis on these loans if the principal is fully secured. However, where there is doubt regarding the ultimate collectibility of the loan principal, cash receipts, whether designated as principal or interest, are applied to reduce the carrying value of the loan. The Company has loans totaling approximately $146,000 (unaudited) and $87,000 at December 31, 1997 and June 30, 1997,
     respectively, which are still accruing interest but are not performing according to the terms of the contract and accordingly these loans are impaired under SFAS 114. At December 31, 1997 and June 30, 1997, approximately $104,000 (unaudited) and $41,000, respectively, of these loans were fully collateralized as to principal and interest. Interest receivable at December 31, 1997 and the year ended June 30, 1997 totaled approximately $11,000 (unaudited) and $3,000, respectively, for such loans.

     The following table sets forth certain information concerning impaired loans as of December 31, 1997 and June 30, 1997:


                                            December 31,
                                               1997
                                            (Unaudited)           June 30, 1997
                                           -------------          -------------
 Impaired loans with an allowance            $256,782               $260,127

 Impaired loans without an allowance          104,278                 41,227
                                             ========               ========

 Total impaired loans                        $361,060               $301,354
                                             ========               ========

 Allowance for impaired loans                $175,103               $178,000
                                             ========               ========

 Average balance of impaired loans           $331,207               $497,521
                                             ========               ========

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 3 - Loans Receivable, continued


     Transactions in the allowance for loan losses are summarized as follows:

     Balance, July 1, 1996                       $301,000

     Recoveries - net                              24,000
                                                ---------
     Balance, June 30, 1997                       325,000

     Write-off - net                              (30,000)
                                                ---------
     Balance, December 31, 1997 (unaudited)      $295,000
                                                =========

     At December 31, 1997 and June 30, 1997, the Company had commitments to make loans totaling $1,855,100 (unaudited) and $1,190,282, respectively, at interest rates ranging from 8.5% to 16%.


NOTE 4 - Equity Securities

     Equity securities consist of the following as of December 31, 1997 and June 30, 1997:

                                     Chicago          Miami        Investment      Dry         Grocery
                                     Taxicab         Taxicab        Advisory     Cleaner         and
                                    Medallions      Medallions        Firm       Company        Market         Total
                                    ----------      ----------     ----------   ----------    ----------    ----------
     Balance, July 1, 1996           $200,900       $   -0-         $20,000      $14,000      $      -0-     $ 234,900

     Purchase of securities           121,825        21,215             -0-          -0-         100,000       243,040

     Sale of securities                   -0-           -0-             -0-          -0-        (100,000)      (100,000)

     Unrealized gain                   58,241           -0-             -0-          -0-             -0-        58,241
                                      -------        ------          ------      -------      ----------     ---------

     Balance, June 30, 1997           380,966        21,215          20,000       14,000             -0-       436,181
                                      -------        ------          ------      -------      ----------     ---------

     Purchase of securities            19,500         5,265             -0-       14,000             -0-        38,765

     Sale of securities               (16,806)         -0-              -0-          -0-             -0-       (16,806)

     Unrealized gain                   15,025          -0-              -0-          -0-             -0-        15,025
                                      -------        ------          ------      -------      ----------     ---------

      Balance, December 31,
      1997 (unaudited)               $398,685       $26,480         $20,000      $28,000      $      -0-     $ 473,165
                                     ========       =======         =======      =======      ==========     =========

     At December 31, 1997 and June 30, 1997, the fair value of the Chicago Taxicab Medallions was increased resulting in an unrealized gain. The fair value of the other equity securities approximates cost.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 5 - Debentures Payable to SBA

     At December 31, 1997 and June 30, 1997 debentures payable to the SBA consist of subordinated debentures with interest payable semiannually, as follows:


                                           Current         December 31, 1997  June 30, 1997
                                          Effective        Principal Amount     Principal
       Issue Date        Due Date       Interest Rate        (Unaudited)          Amount
     ---------------  ---------------  ---------------     ----------------   -------------
     September 1993   September 2003        3.12(1)          $1,500,000        $1,500,000
     September 1993   September 2003        6.12              2,220,000         2,220,000
     September 1994   September 2003        8.20              2,690,000         2,690,000
     December 1995    December 2005         6.54              1,020,000         1,020,000
     June 1996        June 2006             7.71              1,020,000         1,020,000
     March 1997       March 2007            7.38(2)             430,000           430,000
                                                             ----------        ----------

                                                              $8,880,000       $8,880,000
                                                              ==========       ==========

     (1)  Interest rate increases to 6.12% on September 30, 1998

     (2) The Company is also required to pay an additional annual user fee of 1% on this debenture

     Under the terms of the subordinated debentures, the Company may not repurchase or retire any of its capital stock or make any distributions to its stockholders other than dividends out of retained earnings (as computed in accordance with SBA regulations) without the prior written approval of the SBA.


NOTE 6 - Notes Payable to Banks

     At December 31, 1997 and June 30, 1997, the Company has loan agreements with four banks for lines of credit aggregating $31,000,000 (unaudited) and $20,000,000, respectively. At December 31, 1997 and June 30, 1997, the Company had $13,785,000 (unaudited) and $16,820,000, respectively, outstanding under these lines. The loans, which mature through November 30, 1998, bear interest based on either the reserve adjusted labor rate plus 150 basis points or the banks' prime rates including certain fees which make the effective rates range from approximately prime minus 1/4% to prime minus 1/2%. Upon maturity, the Company anticipates extending the lines of credit for another year as has been the practice in previous years.

     Pursuant to the terms of the agreements the Company is required to comply with certain terms, covenants and conditions. The Company pledged its loans receivable and other assets as

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 6 - Notes Payable to Banks, continued

     collateral for the above lines of credit and is required to maintain compensating balances ranging from 5% to 10% of loan balance outstanding with each individual bank. At December 31, 1997 and June 30, 1997, average compensating balances of $788,500 (unaudited) and $1,682,000, respectively, were maintained by the Company in accordance with these agreements.

     In January 1998, the aggregate maximum credit available under the loan agreements is increased to $33,500,000 with similar terms as stated above. In addition, the compensating balances required is reduced to 5% of loan balances outstanding with each individual bank.


NOTE 7 - Preferred Stock

     At June 30, 1995, the Company had 547,271 shares of 3 percent preferred stock issued to the SBA. Cumulative dividends not declared or paid as of June 30, 1995 were approximately $533,000. During August 1995, the Company completed the repurchase of all such shares of preferred stock from the SBA pursuant to a preferred stock repurchase agreement dated November 10, 1994. Pursuant to this agreement, the Company repurchased all 547,271 shares of 3 percent cumulative preferred stock from the SBA for $3.50 per share, or an aggregate of $1,915,449. The repurchase price was at a substantial discount to the original issuance price of $10 per share. In connection with the repurchase, all dividends in arrears on the preferred shares were extinguished.

     As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in a newly established restricted capital surplus account. The surplus account is equal to the amount of the net repurchase discount. The initial value of the liquidating interest was $3,557,261 which is being amortized over a 60-month period on a straight-line basis. Should the Company be in default under the repurchase agreement at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived. The liquidating interest shall expire on
     (I) sixty months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is fully amortized. Should the Company voluntarily or involuntarily liquidate prior to the amortization of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed first to the SBA until the fair market value of such assets is equal to the amount of the liquidating interest. Such payment, if any, would be prior in right to any payments made to the Company's shareholders. The amount restricted under this agreement at December 31, 1997 and June 30, 1997 was approximately $1,324,000 and $1,680,000, respectively.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 7 - Preferred Stock, continued

     During 1992, the Company authorized the issuance of 752,729 shares of a new Series B cumulative preferred stock with a 4 percent dividend and a $10 par value. All preferred shares are restricted solely for issuance to the SBA. No sales of the Series B preferred shares have occurred to date. On September 30, 1996, Congress passed a law that in effect prevents the SBA from making any further purchase of 4% preferred stock from any specialized small business investment company. Accordingly, the Company does not anticipate being able to sell any of its authorized Series B Cumulative Preferred Stock in the future.


NOTE 8 - Common Stock

     On December 15, 1997, the Company declared a cash dividend of $0.05 per common share, or a total of $86,678 to stockholders of record as of December 31, 1997 which was paid January 16, 1998.

     On October 29, 1997, the Company offered to sell as part of a private placement memorandum a minimum of 154,000 shares (the "Minimum Offering") of common stock, $.01 par value (the "Common Stock"), and a maximum of 462,000 shares (the "Maximum Offering") of Common Stock at a price of $6.50 per share (the "Shares"), for an aggregate of up to $3,003,000.

     As of December 31, 1997, 449,950 shares were sold and the remaining 12,050 shares were sold on January 9, 1998. Total proceeds from the sale of the Common Stock at December 31, 1997 amounted to $2,844,516, net of directly related expenses of $80,159, which was recorded as additional paid capital. The Company plans to use one third of the net proceeds to capitalize a new "Holding Company" and to make loans to small business concerns, as outlined in the Offering Memorandum dated October 29, 1997.


NOTE 9 - Income Taxes

     The provision for income taxes for the six month ended December 31, 1997 and the year ended June 30, 1997 consists of the following:


                                    December 31,
                                       1997
                                    (Unaudited)       June 30, 1997
                                    -----------       -------------

     Federal                        $      554         $    4,568
     State and city                     (3,641)            24,108
                                    ----------         ----------

                                    $   (3,087)           $28,676
                                    ===========        ==========

NOTE 10 - Related Party Transactions/Commitments

     The Company paid $10,414 (unaudited) and $43,645 to a related law firm for the six months ended December 31, 1997 and for the year ended June 30, 1997, respectively, for the services provided. The Company generally charges its borrowers loan origination fees to generate income to offset expenses incurred by the Company for legal fees paid by the Company for loan closing services.

     The Company rents office space on a month-to-month basis from an affiliated entity without a formal lease agreement. Rent expense amounted to $19,800 (unaudited) for the six months ended December 31, 1997 and $39,600 for the year ended June 30, 1997.


NOTE 11 - Regulatory Matters

     In accordance with a Stipulation of Compliance dated January 25, 1993 between the Company and the SBA, the Company has appointed an Audit and Compliance Committee, consisting of officers and directors of the Company, which is responsible for monitoring and coordinating the Company's adherence with SBA regulations.

     The Company entered into an agreement with the SBA, subject to certain regulatory limitations, on September 9, 1993. As part of the agreement, the Company agreed to limit the aggregate amount of its senior indebtedness, consisting of bank debt and the SBA debentures, to certain specific levels based upon performing assets; the Company agreed to grant the SBA a subordinate lien on the Company's assets and to have the Company's notes maintained by a separate custodian; and the Company agreed to provide periodic financial reports to the SBA on a quarterly basis.

     Effective February 21, 1997, the SBA approved the Company's election to provide non-disadvantaged business financing to small business concerns pursuant to SBA regulations and letter of agreement with the Company, subject to amending the Company's certificate of incorporation to make such financings. The Company's stock holders approved the amendment to the certificate of incorporation, which amendment was filed on February 27, 1997 (see Note 1).


NOTE 12 -  Fair Value of Financial Instruments

     The following disclosures represent the Company's best estimate of the fair value of financial instruments, determined on a basis consistent with requirements of Statement of Financial Accounting Standards No. 107, "Disclosure about Fair Value of Financial Instruments".

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 -  Fair Value of Financial Instruments, continued

     The estimated fair values of the Company's financial instruments are derived using estimation techniques based on various subjective factors including discount rates. Such estimates may not necessarily be indicative of the net realizable or liquidation values of these instruments. fair values typically fluctuate in response to changes in market or credit conditions. Additionally, valuations are presented as of a specific point in time and may not be relevant in relation to the future earnings potential of the Company. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company will realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Loans Receivable - The fair value of loans is estimated at cost net of the allowance for loan losses. The Company believes that the rates of these loans approximate current market rates (see Note 3).

     Equity Securities - The Company's equity securities consist of investments in corporations who own and operate Chicago taxicab medallions (82%), an investment advisory firm (5%), a dry cleaner (7%), and Miami taxicab medallions (6%) (see Note 4).

     Debentures Payable to Small Business Administration - The fair value of debentures as of December 31, 1997 and June 30, 1997 were approximately $9,073,000 (unaudited) and $9,110,000, respectively, and were estimated by discounting the expected future cash flows using the current rate at which the SBA has extended similar debentures to the Company (see Note 5).

     The fair value of financial instruments that are short-term or reprice frequently and have a history of negligible credit losses is considered to approximate their carrying value. Those instruments include balances recorded in the following captions:


                   ASSETS                                 LIABILITIES
     ------------------------------------------    -------------------------
     Cash                                          Notes payable, banks
     Accrued interest receivable                   Accrued interest payable
     Assets acquired in satisfaction of loans
     Receivables from debtors on sales of
       assets acquired in satisfaction of loans

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 13 - Defined Contribution Plan

     On April 15, 1996 the Company adopted a simplified employee pension plan covering all eligible employees of the Company. Contributions to the plan are at the discretion of the Board of Directors. During the six months ended December 31, 1997 and for the year ended June 30, 1997, contributions amounted to $27,464 (unaudited) and $58,805, respectively.